EXHIBIT 99.2

HENAN JINDING CHEMICALS CO., LTD. AND SUBSIDIARY

FINANCIAL STATEMENTS

MARCH 31, 2006 AND 2005

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Henan Jinding Chemicals Co., Ltd. and Subsidiary

We have audited the accompanying consolidated balance sheets of Henan Jinding Chemicals Co., Ltd. and subsidiary (the “Company”) as of March 31, 2006 and 2005 and the related consolidated statements of income and comprehensive income, changes in shareholders’ equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Henan Jinding Chemicals Co., Ltd. and subsidiary as of March 31, 2006 and 2005 and the consolidated results of their operations and their cash flows for the years then ended in conformity with accounting policies generally accepted in the United States of America.

Weinberg & Company, P.A.

Boca Raton, Florida
September 21, 2006, except for Note 13 which
is as of October 11, 2006

HENAN JINDING CHEMICALS CO., LTD. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS

	March 31,	March 31,
	2006	2005
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$3,281,761	$2,069,003
Restricted cash	2,120,494	1,691,536
Notes receivable	10,099	389,537
Inventories, net	1,078,592	2,485,997
Marketable securities	12,580	-
Prepayments for goods	835,712	1,162,748
Due from employees	49,021	-
Other receivables and prepaid expenses	22,006	10,941
Total current assets	7,410,265	7,809,762

LONG-TERM ASSETS
Plant and equipment, net	9,527,685	4,264,283
Land use right, net	580,597	535,306
Construction in progress	3,154,836	3,673,791
Deposits	1,172,321	422,884
Notes receivable	1,247,349	1,208,240
Deferred taxes	369,450	135,115
TOTAL ASSETS	$23,462,503	$18,049,381
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	$2,627,224	$1,222,769
Other payables and accrued liabilities	440,937	545,826
Short term debt	6,677,210	3,866,368
Notes payable	1,026,569	1,250,529
Customer deposits	1,860,459	2,947,764
Due to shareholder	1,122,614	797,439
Due to employees	16,515	44,408
Taxes payable	59,110	131,588
Total current liabilities	13,830,638	10,806,691
LONG-TERM LIABILITIES
Deferred taxes	1,243,751	578,807
Due to employees	90,856	43,599
Total long-term liabilities	1,334,607	622,406
TOTAL LIABILITIES	15,165,245	11,429,097
SHAREHOLDERS’ EQUITY
Paid-in capital	4,591,091	4,591,091
Retained earnings (restricted portion was $293,558 and $176,443 as of March 31, 2006 and 2005, respectively)	3,545,887	2,029,016
Accumulated other comprehensive income	160,280	177
Total Shareholders’ Equity	8,297,258	6,620,284
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$23,462,503	$18,049,381

See accompanying notes to the consolidated financial statements.

HENAN JINDING CHEMICALS CO., LTD. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
FOR THE YEARS ENDED MARCH 31, 2006 AND 2005

	2006	2005
REVENUES	$30,763,619	$22,418,468
COST OF GOODS SOLD	(26,583,680)	(18,491,383)
GROSS PROFIT	4,179,939	3,927,085
Selling and distribution expenses	300,383	107,939
General and administrative expenses	667,255	516,539
INCOME FROM OPERATIONS	3,212,301	3,302,607
OTHER INCOME (EXPENSES)
Interest expense, net	(139,476)	(1,094)
Government grants	417,438	-
Other expenses, net	(26,392)	(27,161)
INCOME BEFORE INCOME TAXES	3,463,871	3,274,352
INCOME TAXES	716,287	813,117
NET INCOME	2,747,584	2,461,235
OTHER COMPREHENSIVE INCOME
Foreign currency translation gain	238,854	421
Unrealized gain on marketable securities	105	-
OTHER COMPREHENSIVE INCOME BEFORE TAX	238,959	421
INCOME TAX EXPENSE RELATED TO OTHER COMPREHENSIVE INCOME	78,856	139
OTHER COMPREHENSIVE INCOME, NET	160,103	282
COMPREHENSIVE INCOME	$2,907,687	$2,461,517

See accompanying notes to the consolidated financial statements.

HENAN JINDING CHEMICALS CO., LTD. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY
FOR THE YEARS ENDED MARCH 31, 2006 AND 2005

	Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
BALANCE AT APRIL 1, 2004	$4,334,956	$565,154	$(105)	$4,900,005
Capital contribution	256,135	-	-	256,135
Dividend declared and paid	-	(997,373)	-	(997,373)
Net income	-	2,461,235	-	2,461,235
Foreign currency translation gain, net of tax	-	-	282	282
BALANCE AT MARCH 31, 2005	$4,591,091	$2,029,016	$177	$6,620,284
Dividend declared and paid	-	(1,230,713)	-	(1,230,713)
Unrealized gain on marketable securities	-	-	105	105
Foreign currency translation gain, net of tax	-	-	159,998	159,998
Net income	-	2,747,584	-	2,747,584
BALANCE AT MARCH 31, 2006	$4,591,091	$3,545,887	$160,280	$8,297,258

See accompanying notes to the consolidated financial statements.

HENAN JINDING CHEMICALS CO., LTD. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED MARCH 31, 2006 AND 2005

	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$2,747,584	$2,461,235
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,105,345	655,805
Deferred taxes	351,752	289,390
Loss on disposal of fixed assets	-	27,209
Changes in operating assets and liabilities:
(Increase) Decrease In:
Inventories	1,407,405	61,108
Prepayment for goods	327,035	1,472,639
Other receivables and prepaid expenses	(11,065)	359,726
Increase (Decrease) In:
Accounts payable	1,404,454	1,205,304
Other payables and accrued liabilities	(104,889)	(4,278,697)
Customer deposits	(1,087,304)	407,359
Taxes payable	(72,478)	86,655
Net cash provided by operating activities	6,067,839	2,747,733
CASH FLOWS FROM INVESTING ACTIVITIES:
Restricted cash	(428,958)	(483,384)
Purchases of plant and equipment	(555,509)	(1,129,665)
Deposit for land use right	(539,259)	(422,884)
Deposit for equipment	(210,178)	-
Purchases of land use right	(57,221)	-
Notes receivable	340,329	(1,597,777)
Purchases of construction in progress	(5,282,352)	(3,530,596)
Due from employees	(49,021)	-
Purchases of marketable securities	(12,475)	-
Net cash used in investing activities	(6,794,644)	(7,164,306)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from short-term debt	4,399,242	3,908,745
Repayments of short-term debt	(1,812,360)	-
Proceeds from shareholder	325,176	797,439
Proceeds from capital contribution	-	256,134
Dividends paid	(1,230,713)	(997,373)
Amt due to employees	19,364	88,006
Net cash provided by financing activities	1,700,709	4,052,951
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	973,904	(363,622)

See accompanying notes to the consolidated financial statements.

HENAN JINDING CHEMICALS CO., LTD. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED MARCH 31, 2006 AND 2005

	2006	2005
Effect of exchange rate changes on cash	238,854	421
Cash and cash equivalents at beginning of year	2,069,003	2,432,204
CASH AND CASH EQUIVALENTS AT END OF YEAR	$3,281,761	$2,069,003
SUPPLEMENTARY CASH FLOW INFORMATION
Income taxes paid	$467,227	$425,651
Interest paid	$139,476	$1,094

SUPPLEMENTAL NON-CASH DISCLOSURES:

During 2006, $5,801,307 was transferred from construction in progress to plant and equipment.

During 2005, $45,797 was transferred from construction in progress to plant and equipment.

See accompanying notes to the consolidated financial statements.

HENAN JINDING CHEMICALS CO., LTD. AND SUBSIDIARY
NOTES TO CONSOLIDATED STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2006 AND 2005

1.	ORGANIZATION AND PRINCIPAL ACTIVITIES

Henan Jinding Chemicals Co., Ltd. (“Jinding”) was incorporated on September 28, 2003 as a company with limited liability under the laws of the People’s Republic of China (“PRC”).

The primary operations of Jinding and its subsidiary (the “Company”) are the production and distribution of fertilizer and chemicals, primarily, “Caramide”, “Ammonium bicarbonate”, “Methyl alcohol”, “Liquid ammonia”, “Diethyl ether”, within the PRC.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Principles of Consolidation

The consolidated financial statements include the accounts of Luoshan and its wholly owned subsidiary, Henan Luoshan Jinding LPG Co., Ltd., (“Luoshan”). Luoshan was incorporated on March 28, 2006 as a company with limited liability under the laws of People’s Republic of China

All significant inter-company accounts and transactions have been eliminated in consolidation.

(b)	Economic and Political Risks

The Company’s operations are conducted in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, and by the general state of the PRC economy.

The Company’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

HENAN JINDING CHEMICALS CO., LTD. AND SUBSIDIARY
NOTES TO CONSOLIDATED STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2006 AND 2005

2.  SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (CONTINUED)

(c)	Use of Estimates

The preparation of the consolidated financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods.

Management makes these estimates using the best information available at the time the estimates are made. Actual results could differ materially from those estimates.

(d)	Fair Value of Financial Instruments

The Company’s financial instruments include cash and cash equivalents, restricted cash, notes receivable, other receivables and prepaid expenses, due from employees, prepayments for goods, accounts payable, other payables and accrued liabilities, debt, tax payables and customer deposits. Management has estimated that the carrying amount approximates fair value due to their short-term nature.

(e)	Cash and Cash Equivalents

For financial reporting purpose, the Company considers all highly liquid investments purchased with original maturity of three months or less to be cash equivalents. The Company does not maintain any bank accounts in the United States of America.

Restricted cash represents time deposits on account to secure short-term debt. See Note 9. These balances are subject to withdrawal restrictions and totalled $2,120,494 and $1,691,536, as of March 31, 2006 and 2005, respectively.

(f)	Inventories

Inventories are stated at the lower of cost or net realizable value. Cost of raw materials is determined on the basis of weighted average. Finished goods costs are determined on the weighted average basis and comprise direct materials, direct labor and an appropriate proportion of overhead.

Net realizable value is based on estimated selling prices less any further costs expected to be incurred for completion and disposal.

As of March 31, 2006 and 2005, the Company has no inventories reserves.

HENAN JINDING CHEMICALS CO., LTD. AND SUBSIDIARY
NOTES TO CONSOLIDATED STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2006 AND 2005

2.  SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (CONTINUED)

(g)	Customer Deposits

Customer deposits consist of amounts paid to the Company for the sale of products in the PRC. The Company receives these amounts and recognizes them as a current liability until the revenue can be recognized when the goods are delivered.

(h)	Prepayments for Goods

Prepayments for goods represent cash paid in advance to suppliers for purchasing raw materials.

(i)	Marketable Securities

The Company’s investment in marketable securities consists of an investment in a Chinese open-ended mutual fund that invests in Chinese corporate equity securities. The Company’s investment is classified as available-for-sale.  In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 115, “Accounting for Certain Investments in Debt and Equity Securities”, this investment is carried at fair market value and any unrealized gains and losses are included in other comprehensive income, a separate component of shareholders’ equity. Realized gains and losses from the sales of marketable securities and declines in value considered to be other than temporary are to be included in other income (expense).  For the years ended March 31, 2006 and 2005, there were $105 and $0 unrealized gains recognized as other comprehensive income from the increase in value, respectively.

(j)	Plant and Equipment

Plant and equipment are carried at cost less accumulated depreciation and amortization. Depreciation is provided over their estimated useful lives, using the straight-line method. Estimated useful lives are as follows:

Buildings	40 years
Machinery	10 years
Motor vehicles	10 years
Office equipment	5 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income. The cost of maintenance and repairs is charged to income as incurred, whereas significant renewals and betterments are capitalized.

HENAN JINDING CHEMICALS CO., LTD. AND SUBSIDIARY
NOTES TO CONSOLIDATED STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2006 AND 2005

2.  SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (CONTINUED)

(k)	Construction in Progress

Construction in progress represents direct costs of construction or the acquisition cost of buildings or machinery and prepayments. Capitalization of these costs ceases and the construction in progress is transferred to fixed assets when substantially all the activities necessary to prepare the assets for their intended use are completed. No depreciation is provided until the assets are completed and ready for their intended use.

(l)	Land Use Right

According to the laws of China, the government owns all the land in China. Companies or individuals are authorized to possess and use the land only through land use rights granted by the Chinese government. The land use right granted to the Company is being amortized using the straight-line method over the lease term of fifty years.

(m)	Impairment of Long-Term Assets

Long-term assets of the Company are reviewed annually as to whether their carrying value has become impaired, pursuant to the guidelines established in Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”. The Company also periodically evaluates the amortization periods of its depreciable assets to determine whether subsequent events and circumstances warrant revised estimates of the useful lives. There was no impairment for the years ended March 31, 2006 and 2005.

(n)	Revenue Recognition

Revenue represents the invoiced value of goods sold recognized upon the delivery of goods to customers. Revenue is recognized when all of the following criteria are met:

-Persuasive evidence of an arrangement exists,
-Delivery has occurred or services have been rendered,
-The seller’s price to the buyer is fixed or determinable, and
-Collectibility is reasonably assured.

HENAN JINDING CHEMICALS CO., LTD. AND SUBSIDIARY
NOTES TO CONSOLIDATED STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2006 AND 2005

2. SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (CONTINUED)

(o)	Government Grants

Government Grants represented grants received from the PRC Government for assisting the Company’s environment protection and sales of Caramide. These amount are recognized when the proceeds are received or collectible.

During 2006 and 2005, $122,748 and $0 was received from the PRC Government for assisting the Company’s environment protection. The Company received $294,690 and $0 of subsidy for Caramide sales before July 2005 during 2006 and 2005.

(p)	Retirement Benefits

Retirement benefits in the form of contributions under defined contribution retirement plans to the relevant authorities are charged to operations as incurred. Retirement benefits amounting to $200,656 and $143,336 were charged to operations for the years ended March 31, 2006 and 2005, respectively.

(q)	Foreign Currency Translation

The accompanying consolidated financial statements are presented in United States dollars. The functional currency of the Company is the Renminbi (RMB). The consolidated financial statements are translated into United States dollars from RMB at year-end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

	2006	2005
Year end RMB: US$ exchange rate	8.0170	8.2765
Average yearly RMB: US$ exchange rate	8.1468	8.2768

HENAN JINDING CHEMICALS CO., LTD. AND SUBSIDIARY
NOTES TO CONSOLIDATED STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2006 AND 2005

2.  SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (CONTINUED)

(r)	Income Taxes

The Company accounts for income tax using the asset and liability approach. Deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future utilization is uncertain.

(s)	Comprehensive Income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, all items that are required to recognize under current accounting standards as components of comprehensive income should be reported in a financial statement that is presented with the same prominence as other financial statements. The Company’s current components of comprehensive income are the foreign currency translation adjustment and the unrealized gain on marketable securities.

(t)	Segments

The Company operates in one business segment, the development, production and distribution of fertilizer and chemicals products.

HENAN JINDING CHEMICALS CO., LTD. AND SUBSIDIARY
NOTES TO CONSOLIDATED STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2006 AND 2005

3.	NOTES RECEIVABLE

Notes receivable at March 31, 2006 and 2005 consist of the following:

	2006	2005
Bank acceptance notes:
Due April 27, 2006 (subsequently settled)	$10,099	$-
Due April 11, 2005 (subsequently settled)	-	362,472
Due July 31, 2005 (subsequently settled)	-	6,041
Due September 10, 2005 (subsequently settled)	-	8,941
Due August 23, 2005 (subsequently settled)	-	12,083
Total current notes receivable	$10,099	$389,537
Non-current notes receivable from unrelated companies:
Due December 29, 2007	1,247,349	1,208,240
Total	$1,247,349	$1,208,240

Notes receivable from unrelated companies are interest-free and unsecured, and such notes receivable arose from sales.

4.	INVENTORIES

Inventories at March 31, 2006 and 2005 consist of the following:

	2006	2005
Raw materials	$606,217	$303,811
Packing material	171,813	294,489
Finished goods	300,562	1,887,697
Total inventories	$1,078,592	$2,485,997

HENAN JINDING CHEMICALS CO., LTD. AND SUBSIDIARY
NOTES TO CONSOLIDATED STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2006 AND 2005

5.	RELATED PARTY TRANSACTION

(I) Due To Shareholder

	2006	2005
Current:
Xinyang Hong Chang Pipeline Gas Co,. Ltd.	$1,122,614	$797,439

Xinyang Hong Chang Pipeline Gas Co,. Ltd. is the shareholder of Jinding. Also see Note 12.

(II) Due from Employees

	2006	2005
Current	$49,021	$-
Long-term	-	-
Total amount due from employees	$49,021	$-

(III) Due to Employees

	2006	2005
Current	$16,515	$44,408
Long-term	90,856	43,599
Total amount due from employees	$107,371	$88,007

All the related party amounts are unsecured, interest free, and have no fixed repayment terms.

HENAN JINDING CHEMICALS CO., LTD. AND SUBSIDIARY
NOTES TO CONSOLIDATED STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2006 AND 2005

6.	PLANT AND EQUIPMENT

Plant and equipment consist of the following as of March 31:

	2006	2005
At cost:
Buildings	$1,320,844	$1,166,524
Machinery	10,223,222	4,097,016
Motor vehicles	165,601	123,767
Office equipment	60,210	25,753
	11,769,877	5,413,060
Less: Accumulated depreciation
Buildings	145,435	82,997
Machinery	2,018,376	1,019,737
Motor vehicles	61,199	38,708
Office equipment	17,182	7,335
	2,242,192	1,148,777
Plant and equipment, net	$9,527,685	$4,264,283

Depreciation expense for 2006 and 2005 is $1,093,415 and $644,807, respectively.

The property certificate for buildings owned by the Company is still in the registration process.

7.	LAND USE RIGHT

	2006	2005
Cost	$609,083	$551,862
Less: Accumulated amortization	28,486	16,556
Land use right, net	$580,597	$535,306

HENAN JINDING CHEMICALS CO., LTD. AND SUBSIDIARY
NOTES TO CONSOLIDATED STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2006 AND 2005

Amortization expense for the years ended March 31, 2006 and 2005 is $11,930 and $10,998, respectively.

The net book value of $580,597 and $535,306 of the land use right is pledged as collateral for the short-term bank loans at March 31, 2006 and 2005, respectively. See Note 9.

The property certificate for the land use right is owned by the Company and it is still in the registration process.

8.	CONSTRUCTION IN PROGRESS

Construction in progress at March 31, 2006 and 2005 consist of the following:

	2006	2005
Machinery	$1,654,672	$2,072,971
Plant	1,393,266	615,216
Production line-Compound Ammonia	-	786,152
Production line-Carbines	-	199,452
Other	106,898	-
	$3,154,836	$3,673,791

HENAN JINDING CHEMICALS CO., LTD. AND SUBSIDIARY
NOTES TO CONSOLIDATED STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2006 AND 2005

9.	SHORT-TERM DEBT

Short-term debt as of March 31, 2006 and 2005 consists of the following:

	2006	2005
Loans from China Construction Bank Luoshan Branch, due December 30, 2005, monthly interest only payments at 5.35% per annum.	$-	$1,208,240

Loan from China Construction Bank Luoshan Branch, due February 03, 2006 monthly interest only payments at 6.00% per annum.	-	604,120

Loans from China Construction Bank Luoshan Branch, due January 05, 2007 monthly interest only payments at 5.12%, guaranteed by Xinyang Hong Chang Pipeline Gas Co. Ltd and collateralized by a land use right.	748,410	-

Loans from China Construction Bank Luoshan Branch, due March 01, 2007 monthly interest only payments at 5.12%. guaranteed by Xinyang Hong Chang Pipeline Gas Co. Ltd and collateralized by a land use right.	498,940	-

Loans from China Construction Bank Luoshan Branch, due January 19, 2006 monthly interest only payments at 6.00%.	374,205	-

Loans from Rural Credit Cooperatives, due September 27, 2006 monthly interest only payments at 7.98%.	498,940	-

Loan from Bank of China Luoshan Branch, due March 31, 2007 monthly interest only payments at 4.65% per annum, guaranteed by Zhou Dianchang and Wang guiquan and collateralized by a land use right.	1,247,349	-

HENAN JINDING CHEMICALS CO., LTD. AND SUBSIDIARY
NOTES TO CONSOLIDATED STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2006 AND 2005

9.  SHORT-TERM DEBT (CONTINUED)

Notes payable to unrelated companies:
Due April 25, 2005 (subsequently repaid on its due date)	-	362,472
Due May 18, 2005 (subsequently repaid on its due date)	-	362,472
Due June 15, 2005 (subsequently repaid on its due date)	-	362,472
Due July 24, 2005 (subsequently repaid on its due date)	-	362,472
Due August 25, 2005 (subsequently repaid on its due date)	-	241,648
Due September 17, 2005 (subsequently repaid on its due date)	-	120,824
Due September 29, 2005 (subsequently repaid on its due date)	-	241,648
Due April 9, 2006 (subsequently repaid on its due date)	124,734
Due April 18, 2006 (subsequently repaid on its due date)	249,469
Due May 2, 2006 (subsequently repaid on its due date)	249,469
Due May 23, 2006 (subsequently repaid on its due date)	124,734
Due June 6, 2006 (subsequently repaid on its due date)	187,101
Due June 9, 2006 (subsequently repaid on its due date)	124,734
Due July 5, 2006 (subsequently repaid on its due date)	374,204
Due July 20, 2006 (subsequently repaid on its due date)	249,469
Due August 10, 2006 (subsequently repaid on its due date)	249,469
Due August 23, 2006 (subsequently repaid on its due date)	498,937
Due September 6, 2006 (subsequently repaid on its due date)	249,469
Due September 21, 2006 (subsequently repaid on its due date)	498,939
Due July 23, 2006 (subsequently repaid on its due date)	128,638
	$6,677,210	$3,866,368

Interest expense for 2006 and 2005 was $162,453 and $32,001, respectively.

HENAN JINDING CHEMICALS CO., LTD. AND SUBSIDIARY
NOTES TO CONSOLIDATED STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2006 AND 2005

9. SHORT-TERM DEBT (CONTINUED)

Notes payable to unrelated companies are interest-free and were paid on their due dates. All the notes payable are subject to bank charges of 0.05% of the principal as commission on each loan transaction. Bank charges for notes payable were $1,590 and $1,027 in 2006 and 2005, respectively.

Restricted cash of $2,120,494 and $ 1,691,536 is collateralized for the notes payable at March 31, 2006 and 2005.

10.	NOTES PAYABLE

In September 2003, the Company purchased plant and machinery, a building and a land use right from Luoshan Fertilizer Plant, a bankrupt company, at a price of $4,633,601.The Company paid $223,960 and $3,383,072 during 2006 and 2005, and the remaining balance at March 31, 2006 and 2005 is $1,026,569 and $1,250,529, respectively. The notes are interest free and the agreement will be extended annually.

11.	INCOME TAXES

(a)	Corporation Income Tax (“CIT”)

In accordance with the relevant tax laws and regulations of PRC, the corporation income tax (“CIT”) rate is 33%.

Income tax expense for the years ended March 31, 2006 and 2005 is summarized as follows

	2006	2005
Current:
CIT	$384,268	$523,749
Deferred:
CIT	$332,019	$289,368
Income tax expense	$716,287	$813,117

HENAN JINDING CHEMICALS CO., LTD. AND SUBSIDIARY
NOTES TO CONSOLIDATED STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2006 AND 2005

11. INCOME TAXES (CONTINUED)

The Company’s income tax expense differs from the “expected” tax expense for the years ended March 31, 2006 and 2005 (computed by applying the CIT rate of 33 percent to income before income taxes) as follows:

	2006	2005
Computed “expected” expense	$1,247,714	$1,080,962
Permanent differences	(531,427)	(267,845)
Income tax expense	$716,287	$813,117

The tax effects of temporary differences that give rise to the Company’s net deferred tax assets and liabilities as of March 31, 2006 and 2005 are as follows:

	2006	2005
Deferred tax assets:
Non-current portion:
Cost of sales	$341,776	$106,753
Payroll	9,978	23,317
Other expense	17,696	5,045
Total deferred tax assets	369,450	135,115

Deferred tax liabilities:
Non-current portion:
Depreciation	461,114	306,322
Amortization	18,669	10,850
Financial expense	33,153	16,433
Non-operating income	18,896	18,303
Cost of sales	591,761	226,760
Government grant	41,163	-
Other comprehensive income	78,995	139
Total deferred tax liabilities	1,243,751	578,807
Net deferred tax liabilities	$(874,301)	$(443,692)

HENAN JINDING CHEMICALS CO., LTD. AND SUBSIDIARY
NOTES TO CONSOLIDATED STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2006 AND 2005

11. INCOME TAXES (CONTINUED)

(b)	Value Added Tax (“VAT”)

In accordance with the relevant tax laws in the PRC, VAT is levied at 17% on the invoiced value of sales and is payable by the purchaser. For the Company, VAT of finished goods “Ammonium bicarbonate” is levied at 0%, and finished goods “Caramide” and raw material “coal” is levied at 13%; since July 2005, sales of Caramide is free of VAT. The Company is required to remit the VAT collected to the tax authority, but may deduct therefrom the VAT paid on eligible purchases. The VAT payable of $145,802 and $189,444 at March 31, 2006 and 2005, respectively are included in other payables and accrued expenses in the accompanying consolidated balance sheets.

12.	REGISTERED CAPITAL

The registered capital of the Company as of March 31, 2006 and 2005 is as follows:

Registered Capital:	2006	2005
Xinyang Hong Chang Pipeline Gas Co., Ltd.	$2,921,384	$2,800,566
Mai Xiaofu	688,664	688,664
Wang Guiquan	413,198	413,198
Zhou Dianchang	229,555	-
Lu Xianchun	-	350,373
Yu Zhiyang	169,145	169,145
Yang Hongtao	169,145	169,145
	$4,591,091	$4,591,091

On April 28, 2005, the board of directors of the Company approved the transfer of 7.6% of the Company’s shares owned by Lu Xianchun to Xinyang Hong Chang Pipeline Gas Co., Ltd for $0.

On April 28, 2005, the board of directors of the Company approved the transfer of 5% of the Company’s shares owned by Xinyang Hong Chang Pipeline Gas Co., Ltd to Zhou Dianchang , the Chairman of the Company, for $0.

13.	SUBSEQUENT EVENT

On May 24, 2006, the Company’s shareholders reached an agreement with Kinfair Holdings Limited (“KHL”) to complete an acquisition and exchange transaction. After the share transfer, KHL owned 100% interest in the Company.

HENAN JINDING CHEMICALS CO., LTD. AND SUBSIDIARY
NOTES TO CONSOLIDATED STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2006 AND 2005

On October 11, 2006, a share exchange agreement was reached between Sports Source, Inc. (“SPSI”) and KHL. SPSI will issue 7,500,000 shares representing 59.34% of total SPSI common stock in exchange of 100% of KHL common stock.